                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2002



                                BSB BANCORP, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

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


                  Delaware                                 0-17177                      16-1327860
    --------------------------------------         -----------------------------   -----------------------
        (State or other jurisdiction                     (Commission                (IRS Employer
              of incorporation)                           File Number)                Identification No.)

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                58-68 Exchange Street, Binghamton, New York 13901
                -------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (607) 779-2525
                                                           --------------



                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.
         ------------

         On April 23, 2002, BSB Bancorp, Inc. ("BSB Bancorp") issued a press release describing its results of operations for the first quarter of 2002. That press release is filed as Exhibit 99.1 to this report. On April 24, 2002, BSB Bancorp held an analyst conference call during which BSB Bancorp discussed its first quarter results. The text of management's presentation for that call is filed as Exhibit 99.2 to this report.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)    Not applicable.



(b)    Not applicable.



(c)    Exhibits.



         Exhibit
         No.               Description
         ---               -----------

         99.1              Press release, dated April 23, 2002.


         99.2              Text of management's presentation during analyst
                     conference  call held April 24, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BSB BANCORP, INC.
                                  -----------------
                                  (Registrant)


                                  -----------------------------------------
                                  Larry G. Denniston
                                  Senior Vice President and Corporate Secretary

Date: April ___, 2002



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                                  EXHIBIT INDEX



         Exhibit
         No.            Description
         ---            -----------

         99.1           Press release, dated April 23, 2002.


         99.2 Text of management's presentation during analyst conference call held April 24, 2002